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Pricing Supplement Dated March 28, 2005                    Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380



                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate

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Annual Yield:                             3.50%

Effective Dates:                3-28-2005 through 4-03-2005


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